                                                                   EXHIBIT 10.23

                                 CONFIDENTIAL
                      CHANTEL PHARMACEUTICAL CORPORATION
                              TERMS OF EMPLOYMENT
                                 POLLY BERGEN

Position:    Chief Operations Officer of Chantal Pharmaceutical Corporation

Term:        One year
             Year two: EPS $.50 at June 30, 1998
             Year three: EPS $1.00 at June 30, 1999

Salary:      $200,000 per annum
             $300,000 when EPS $.01 (annualized) or greater for two consecutive quarters
             $350,000 when EPS $.50 (annualized) over consecutive quarters or at June 30, 1998

Options:     300,000 shares vesting and exercisable as follows:

             Amount            Vesting                    Price
             ------            -------                    -----
             50,000            on signing                 fmv grant date

             50,000            Jan. 1, 1998               fmv grant date

             50,000            Airing of an employee      fmv grant date if
                               product endorsement        before, $2.00, if
                               commercial or t.v. direct  after July 15, 1997
                               response appearance

             50,000            Launch of Chantal          fmv grant date if
                               product in U.S. dept.      before, $2.00, if
                               retail store               after September
                                                          15, 1997

            100,000            EPS $.50 at June 30,       $2.00
                               1998

            Accelerated vesting of outstanding options if employment terminated in event of acquisition or merger or significant change of manage-ment with the exercise prices as hereinabove recited.
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EXERCISE TERM:   3 years from Grant Date

                 Vesting: must be employed at time of vesting event.

                 Registration Rights: Piggy-back registration or registration by the Company for selling shareholders

TERMINATION:     Should employee not continue in the employ of the Company upon acquisition or merger or significant change of management, severance 2X annual comp (base salary) with car paid fully, due and payable within ten (10) days of event occurrence

BENEFITS:        Standard for Company and position, as expanded from time to time

OTHER:           Luxury car lease (maximum: $600 per month)

AGREED UPON THIS 17TH DAY OF JUNE, 1997.

                                                 /s/ Chantal Burnison
                                                 ------------------------------
                                                     Chantal Burnison, CEO



                                                  /s/ Polly Bergen
                                                 ------------------------------
                                                         Polly Bergen